UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 21, 2020

NOBLE CORPORATION plc

(Exact name of registrant as specified in its charter)

England and Wales	001-36211	98-0619597
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

10 Brook Street
London, England	W1S 1BG
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +44 20 3300 2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Shares, Nominal Value $0.01 per Share	NE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2020 annual general meeting of the shareholders of Noble Corporation plc, a company incorporated in England and Wales (the “Company”), was held on May 21, 2020. Matters voted on at the annual general meeting and the results thereof were as follows:

(1)	Resolution 1: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2021:

Nominee	For	Against	Abstain	Broker Non-Votes
Kevin S. Corbett	135,383,018	14,226,148	2,074,002	63,591,332

(2)	Resolution 2: The following individual was re-elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2021:

Nominee	For	Against	Abstain	Broker Non-Votes
Julie H. Edwards	116,011,715	33,602,847	2,068,606	63,591,332

(3)	Resolution 3: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2021:

Nominee	For	Against	Abstain	Broker Non-Votes
Robert W. Eifler	145,709,356	3,898,830	2,074,982	63,591,332

(4)	Resolution 4: The following individual was re-elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2021:

Nominee	For	Against	Abstain	Broker Non-Votes
Gordon T. Hall	116,470,284	33,117,093	2,095,791	63,591,332

(5)	Resolution 5: The following individual was re-elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2021:

Nominee	For	Against	Abstain	Broker Non-Votes
Roger W. Jenkins	135,201,604	14,389,524	2,092,040	63,591,332

(6)	Resolution 6: The following individual was re-elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2021:

Nominee	For	Against	Abstain	Broker Non-Votes
Scott D. Josey	134,520,678	15,070,923	2,091,567	63,591,332

(7)	Resolution 7: The following individual was re-elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2021:

Nominee	For	Against	Abstain	Broker Non-Votes
Jon A. Marshall	97,956,122	51,636,555	2,090,491	63,591,332

(8)	Resolution 8: The following individual was re-elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2021:

Nominee	For	Against	Abstain	Broker Non-Votes
Julie J. Robertson	145,500,912	4,092,902	2,089,354	63,591,332

(9)	Resolution 9: The resolution to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2020 was approved.

For	Against	Abstain	Broker Non-Votes
208,065,392	4,587,534	2,621,574	—

(10)	Resolution 10: The resolution to reappoint PricewaterhouseCoopers LLP as the Company’s UK statutory auditors until the 2021 annual general meeting of shareholders was approved.

For	Against	Abstain	Broker Non-Votes
207,343,235	4,934,473	2,996,792	—

(11)	Resolution 11: The resolution authorizing the Company’s audit committee to determine the UK statutory auditors’ compensation was approved.

For	Against	Abstain	Broker Non-Votes
206,363,021	5,491,944	3,419,535	—

(12)	Resolution 12: The resolution to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement was not approved.

For	Against	Abstain	Broker Non-Votes
74,123,769	75,346,329	2,213,070	63,591,332

(13)	Resolution 13: The resolution to approve, on an advisory basis, the directors’ compensation report, which is set out in the annual report and accounts of the Company for the year ended December 31, 2019, was not approved.

For	Against	Abstain	Broker Non-Votes
72,959,661	76,556,064	2,167,443	63,591,332

(14)	Resolution 14: The resolution to approve an amendment to increase the number of ordinary shares available for issuance under the Noble Corporation plc 2015 Omnibus Incentive Plan was approved.

For	Against	Abstain	Broker Non-Votes
133,068,413	16,624,272	1,990,483	63,591,332

(15)	Resolution 15: The resolution to authorize the Board of Directors to allot shares up to an amount specified in the resolution was approved.

For	Against	Abstain	Broker Non-Votes
181,525,392	13,401,655	20,347,453	—

(16)	Resolution 16: The resolution to approve a reverse share split of the Company’s ordinary shares was approved.

For	Against	Abstain	Broker Non-Votes
185,245,159	11,002,612	19,026,729	—

(17)	Resolution 17: The resolution to authorize a general disapplication of statutory pre-emptive rights was approved.

For	Against	Abstain	Broker Non-Votes
182,528,728	10,944,047	21,801,725	—

(18)	Resolution 18: The resolution to authorize a disapplication of statutory pre-emptive rights in connection with an acquisition or specified capital investment was approved.

For	Against	Abstain	Broker Non-Votes
183,619,703	10,443,618	21,211,179	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION plc

Date: May 26, 2020	By:	/s/ William E. Turcotte
William E. Turcotte
Senior Vice President, General Counsel and Corporate Secretary